UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07816

PCM Fund, Inc.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, NY	10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1345 Avenue of the Americas

New York, NY 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: December 31, 2009

Date of reporting period: June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1: Report to Shareholders

PCM Fund, Inc.

Semi-Annual Report

June 30, 2009

PCM Fund, Inc. Letter to Shareholders

August 14, 2009

Dear Shareholder:

Please find enclosed the semi-annual report for PCM Fund, Inc. (the “Fund”) for the fiscal six-month period ended June 30, 2009.

During the six-month reporting period ended June 30, 2009, central banks around the globe reduced or maintained their key-lending rates at historic lows and added significant liquidity to money markets and encouraged bank lending to consumers and businesses. Government policy initiatives also helped restore a measure of stability to financial markets after the extreme stress and volatility of last year. Risk appetites returned to financial markets and valuations of corporate bonds, mortgages and other asset-backed securities generally recovered to levels last seen before the financial crisis of last fall. However, risk premiums for many assets still remained elevated compared to historical norms. The Barclays Capital U.S. Aggregate Index, a broad unmanaged index generally representative of the domestic taxable investment-grade fixed income market, returned 1.90% during the six-month period.

Commercial mortgage-backed securities (“CMBS”) outperformed U.S. Treasuries on a like-duration basis. CMBS benefited from the anticipation of government support to provide financing and improve liquidity within the sector. In addition, the expansion of the Term Asset-Backed Loan Facility (“TALF”) to include both new issue and legacy CMBS caused spreads to tighten during the reporting period.

Agency mortgage-backed securities (“MBS”) also outperformed U.S. Treasuries on a like-duration basis. Purchases of Agency MBS by the Federal Reserve caused mortgage yields to decline relative to U.S. Treasuries since the beginning of the year. Non-agency MBS also performed well during the reporting period due to perceived improvements in the stability of financial markets, which reduced balance sheet pressures and improved liquidity in the MBS sector.

The Fund’s Board of Directors approved a pair of investment policy changes which were announced on April 6, 2009 in response to significant ongoing changes in market conditions:

•

To make explicit that the Fund’s investment policies allow it to hold common stock received from conversion of other portfolio securities, such that common stock may represent up to 20% of total assets. The Fund may invest in preferred stock and convertible securities, which may allow for conversion into common stock. The policy permits the Fund to hold common stock received in such conversions until adequate value can be realized or it otherwise deems it appropriate to dispose of the common stock holdings.

6.30.09	PCM Fund, Inc. Semi-Annual Report	1

PCM Fund, Inc. Letter to Shareholders (continued)

•

The Fund’s minimum investment in commercial mortgage-backed securities (“CMBS”) has been revised so that the Fund’s policy is to normally invest at least 50% of its total assets in CMBS (rather than a minimum of 65% as under the prior policy).

Press releases that include further information on these Fund actions, including more detailed descriptions of potential benefits and risks, are available at www.allianzinvestors.com/closedendfunds.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel

Chairman	President & Chief Executive Officer

2	PCM Fund, Inc. Semi-Annual Report	6.30.09

PCM Fund, Inc. Fund Insights/Performance & Statistics

June 30, 2009 (unaudited)

•	For the fiscal six months ended June 30, 2009, PCM Fund (the “Fund”) returned 13.29% on net asset value (“NAV”) and 9.07% on market price.
•

During the six-month reporting period ended June 30, 2009, commercial mortgage-backed securities (“CMBS”) exhibited mixed performance across the capital structure with lower-rated CMBS outperforming more senior securities.

•	For most of the reporting period, CMBS rallied in response to revisions to the Term Asset-Backed Securities Facility (“TALF”), which was expanded to include both new issue and legacy CMBS.
•

Standard & Poor’s (“S&P”) revised its ratings methodology for U.S. CMBS, which resulted in downgrades of a significant number of Super Duper Seniors (the most credit enhanced tranche in a CMBS structure) across recent vintages. The downgrades triggered a sell-off in the latter part of the second quarter of 2009 as these downgraded CMBS were not eligible for financing through TALF.

•

The downgrade-related sell-off in certain CMBS was offset in June 2009 by the escalation of CMBS re-securitizations (“re-REMICS”). Re-REMICS repackage existing securities and further increase credit enhancement on the senior pieces. This process creates high quality, low downgrade risk CMBS that may become eligible for TALF financing. The demand for these securities lifted the bid for CMBS and drove performance for this asset class into positive territory by the end of the reporting period.

•	Drivers of Fund performance:
•

Exposure to Super Duper Seniors CMBS versus lower-rated CMBS detracted from Fund performance as the change in S&P’s rating methodology more adversely affected senior bonds, while downgrades and loss expectations had already been priced in for lower-rated bonds.

•

Despite strong performance, exposure to non-agency mortgage-backed securities (“MBS”) modestly detracted from performance as the sector lagged the performance of lower-rated CMBS. Perceived improvements in the stability of the financial system opened up dealer balance sheets and improved liquidity in this sector.

•

Exposure to high-quality corporate debt of select financial companies detracted from performance as the sector did not keep pace with the performance of CMBS, despite decreasing fears over financial institution failure and/or nationalization.

•	An underweighting to intermediate duration contributed positively to performance as 10-year U.S. Treasury rates sold off 1.32% during the reporting period.
•	A curve-steepening bias contributed to Fund performance as long-end rates continued to rise on supply concerns, causing the yield curve to steepen.

Total Return(1):	Market Price	Net Asset Value (“NAV”)
Six Months	9.07%	13.29%
1 Year	(26.49)%	(27.04)%
5 Year	(4.75)%	(3.33)%
10 Year	1.84%	2.40%

6.30.09	PCM Fund, Inc. Semi-Annual Report	3

PCM Fund, Inc. Fund Insights/Performance & Statistics

June 30, 2009 (unaudited) (continued)

Common Share Market Price/NAV Performance:

Commencement of Operations (9/2/93) to 6/30/09

Market Price/NAV:

Market Price	$6.20
NAV	$6.04
Premium to NAV	2.65%
Market Price Yield(2)	13.55%

Moody’s Ratings

    (as a % of total investments)

(1) Past performance is no guarantee of future results. Returns are calculated by determining the percentage change in net asset value or market share price (as applicable) in the period.

The calculation assumes that all income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend to common shareholders by the market price per common share at June 30, 2009.

4	PCM Fund, Inc. Semi-Annual Report	6.30.09

PCM Fund, Inc. Schedule of Investments

June 30, 2009 (unaudited)

Principal Amount (000)			Credit Rating (Moody’s/S&P)	Value
MORTGAGE-BACKED SECURITIES – 117.0%
	$804	American Home Mortgage Assets, 2.26%, 11/25/46, CMO, FRN	Caa1/AAA	$368,595
		Banc of America Commercial Mortgage, Inc., CMO,
	2,000	5.414%, 9/10/47	Aaa/AAA	1,600,332
	2,000	5.494%, 3/11/41, VRN (a)(c)	NR/BBB+	779,427
	700	6.29%, 6/11/35 (a)(c)	Ba1/BBB+	461,371
	2,500	7.224%, 4/15/36, VRN (g)	A1/NR	2,144,089
	2,800	8.033%, 11/15/31, VRN (g)	Aa1/AA+	2,714,416
	1,032	Banc of America Mortgage Securities, Inc., 5.222%, 6/25/35, CMO, FRN	Ba3/NR	716,765
	792	Bear Stearns Adjustable Rate Mortgage Trust,
		4.768%, 5/25/34, CMO, FRN	Aaa/AAA	548,981
		Bear Stearns Alt-A Trust, CMO, VRN,
	485	4.955%, 9/25/34	A2/AAA	281,261
	2,000	5.753%, 8/25/36	Caa3/NR	681,555
		Bear Stearns Commercial Mortgage Securities, Inc., CMO,
	2	5.06%, 11/15/16	Aaa/AAA	1,934
	1,000	5.887%, 2/11/41, VRN (a)(c)	NR/BBB-	259,198
	1,000	5.982%, 5/11/39, VRN (a)(c)	NR/BBB+	434,633
	2,000	6.176%, 9/11/42, VRN (a)(c)	NR/A	407,318
	1,332	6.50%, 2/15/32 (c)	NR/BB	719,021
	1,258	6.625%, 10/15/32 (a)(c)	NR/B	175,912
		Bear Stearns Commercial Mortgage Securities Trust, CMO, VRN,
	2,000	5.694%, 6/11/50	NR/AAA	1,643,262
	2,000	5.909%, 6/11/40 (g)	Aaa/NR	1,646,756
		Chase Commercial Mortgage Securities Corp., CMO (a)(c),
	1,600	6.65%, 7/15/32	Ba2/NR	966,200
	1,500	6.887%, 10/15/32	NR/BB+	894,104
		Citigroup/Deutsche Bank Commercial Mortgage Trust, CMO (g),
	4,012	5.322%, 12/11/49	Aaa/AAA	2,971,741
	1,015	5.399%, 7/15/44, VRN	Aa2/AA	466,350
	3,000	Commercial Capital Access One, Inc., 7.952%, 11/15/28, CMO, VRN (a)(c)	NR/NR	855,066
		Commercial Mortgage Pass Through Certificates, CMO,
	2,000	5.961%, 6/10/46, VRN	NR/NR	1,698,491
	1,500	6.586%, 7/16/34 (a)(c)(g)	Aaa/AAA	1,404,285
	2,893	6.83%, 2/14/34, VRN (a)(c)(g)	Aaa/NR	2,890,591
	1,500	6.938%, 7/16/34, VRN (a)(c)(g)	Aa2/A+	703,622
		Credit Suisse Mortgage Capital Certificates, CMO,
	5,000	5.467%, 9/15/39 (g)	Aaa/AAA	3,514,001
	393	6.50%, 5/25/36	Caa2/CCC	202,571
		CS First Boston Mortgage Securities Corp., CMO,
	23,139	0.497%, 12/15/35, IO, VRN (a)(c)(g)	NR/AAA	692,453
	2,000	5.322%, 8/15/36, VRN (a)(c)	Ba1/BB+	544,475
	2,600	5.745%, 12/15/36, VRN (a)(c)	NR/BBB+	1,061,295
	3,000	6.574%, 12/15/35 (g)	Aaa/AAA	2,831,702
	2,000	7.46%, 1/17/35, VRN (c)(g)	NR/NR	1,921,368
	1,833	CVS Lease Pass-Through, 5.88%, 1/10/28 (a)(c)(g)	Baa2/BBB+	1,544,820
	57	Federal Housing Administration, 8.36%, 1/1/12 (e)	NR/NR	56,899
	4,427	FFCA Secured Lending Corp., 1.238%, 9/18/27, CMO, IO, VRN (a)(c)	NR/NR	61,903

6.30.09	PCM Fund, Inc. Semi-Annual Report	5

PCM Fund, Inc. Schedule of Investments

June 30, 2009 (unaudited) (continued)

Principal Amount (000)			Credit Rating (Moody’s/S&P)	Value
	$223	First Horizon Asset Securities, Inc., 5.001%, 4/25/35, CMO, FRN	Aaa/AAA	$187,320
	2,000	First Union-Lehman Brothers-Bank of America, 6.778%, 11/18/35, CMO (g)	Aaa/AAA	1,915,951
	1,000	First Union-National Bank-Bank of America Commercial Mortgage Trust,
		6.00%, 1/15/11, CMO (a)(c)	Ba1/NR	769,978
		GE Capital Commercial Mortgage Corp., CMO, VRN,
	1,000	5.273%, 7/10/45 (a)(c)	NR/BBB+	207,811
	1,000	5.305%, 5/10/43	NR/A	355,653
		GMAC Commercial Mortgage Securities, Inc., CMO,
	466	6.50%, 5/15/35	Aaa/AAA	464,902
	2,000	6.50%, 5/15/35 (c)(g)	NR/BBB	1,791,809
	1,500	7.112%, 5/15/30, VRN (a)(c)	NR/NR	550,275
	1,500	8.325%, 9/15/35, VRN (a)(c)(g)	NR/NR	1,271,647
		Greenwich Capital Commercial Funding Corp., CMO (g),
	1,500	5.419%, 1/5/36, VRN (a)(c)	A2/A+	711,599
	2,000	5.444%, 3/10/39	Aaa/AAA	1,599,665
		GS Mortgage Securities Corp. II, CMO,
	2,000	1.368%, 3/6/20, FRN (a)(c)	NR/BBB	1,302,950
	5,750	5.56%, 11/10/39	Aaa/NR	4,705,688
	2,000	5.74%, 11/10/39, VRN	Baa1/NR	265,982
	3,480	7.644%, 8/5/18, VRN (a)(c)	Baa2/NR	2,492,627
		JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
	9,595	0.828%, 3/12/39, IO, VRN (a)(c)(g)	Aaa/NR	276,937
	1,500	5.458%, 5/15/41, VRN (a)(c)	Baa1/NR	406,898
	2,000	6.162%, 5/12/34 (g)	Aaa/NR	2,046,792
		LB-UBS Commercial Mortgage Trust, CMO,
	1,278	5.347%, 11/15/38	NR/AAA	1,019,463
	1,500	5.683%, 7/15/35 (a)(c)	Ba1/BBB-	781,744
	1,571	6.95%, 3/15/34, VRN (a)(c)(g)	A1/A	1,100,247
	2,000	7.29%, 9/15/34 (a)(c)(g)	A2/NR	1,626,274
	2,000	Merrill Lynch/Countrywide Commercial Mortgage Trust,
		6.156%, 8/12/49, CMO, VRN	NR/A	353,994
	1,500	Merrill Lynch Mortgage Investors, Inc., 6.986%, 12/15/30, CMO, VRN (g)	A3/AA+	1,166,233
		Morgan Stanley Capital I, CMO, VRN,
	500	5.378%, 11/14/42	A1/A+	170,961
	100	5.379%, 8/13/42 (a)(c)	NR/A-	33,828
	2,000	5.447%, 2/12/44 (g)	Aaa/AAA	1,533,709
	2,769	Morgan Stanley Dean Witter Capital I, 6.66%, 2/15/33, CMO (g)	NR/AAA	2,811,473
	171	Multi-Family Capital Access One, Inc., 8.82%, 1/15/24, CMO, VRN	NR/NR	164,421
	2,040	Nationslink Funding Corp., 7.105%, 8/20/30, CMO, VRN (a)(c)(g)	NR/BBB+	1,947,694
	1,000	Office Portfolio Trust, 6.778%, 2/3/16, CMO (a)(c)	Baa2/NR	770,065
		RMF Commercial Mortgage Pass Through Certificates, CMO (a)(c),
	279	7.471%, 1/15/19	NR/NR	184,863
	265	9.35%, 1/15/19, VRN (d)	NR/NR	69,330
	353	Sequoia Mortgage Trust, 0.515%, 7/20/36, CMO, FRN	Ba3/AAA	250,839
	3,000	TrizecHahn Office Properties, 7.604%, 5/15/16, CMO (a)(c)(g)	Baa1/A	2,266,822
		Wachovia Bank Commercial Mortgage Trust, CMO (a)(c),
	46,443	0.539%, 10/15/41, IO, VRN (g)	Aaa/AAA	637,250
	1,020	4.982%, 2/15/35	NR/BBB	365,615

6	PCM Fund, Inc. Semi-Annual Report	6.30.09

PCM Fund, Inc. Schedule of Investments

June 30, 2009 (unaudited) (continued)

Principal Amount (000)			Credit Rating (Moody’s/S&P)	Value
	$2,500	5.188%, 2/15/41, VRN	Baa2/BBB	$710,653
	1,500	5.540%, 1/15/41, VRN	Baa2/BBB	418,039

Total Commercial Mortgage-Backed Securities (cost-$117,542,674)				80,574,764

CORPORATE BONDS & NOTES – 34.1%
Financial Services – 31.9%
	1,000	American Express Bank, 0.438%, 5/29/12, FRN (g)	A2/A+	888,844
	2,000	American Express Credit Corp., 0.478%, 6/16/11, FRN (g)	A2/BBB+	1,864,524
		American International Group, Inc. (g),
	2,000	4.25%, 5/15/13	A3/A-	1,159,806
	600	4.70%, 10/1/10	A3/A-	487,312
	500	5.45%, 5/18/17	A3/A-	263,535
	900	5.85%, 1/16/18	A3/A-	476,812
	3,000	8.175%, 5/15/68, (converts to FRN on 5/15/38) (a)(c)	Ba2/BBB	856,464
	500	CIT Group, Inc., 5.80%, 7/28/11 (g)	Ba2/BB-	375,098
		Citigroup, Inc. (g),
	1,000	0.749%, 3/16/12, FRN	A3/A	908,666
	2,000	5.00%, 9/15/14	Baa1/A-	1,679,208
		Ford Motor Credit Co. LLC,
	2,000	7.25%, 10/25/11	Caa1/CCC+	1,730,870
	500	8.00%, 12/15/16	Caa1/CCC+	382,755
		General Electric Capital Corp.,
	500	0.759%, 6/12/12, FRN	Aa2/AA+	464,014
	1,000	6.875%, 1/10/39 (g)	Aa2/AA+	901,705
	1,000	Goldman Sachs Group, Inc., 1.639%, 1/12/15, FRN (g)	A1/A	877,491
		International Lease Finance Corp. (g),
	1,500	4.875%, 9/1/10	Baa2/BBB+	1,344,922
	2,200	4.95%, 2/1/11	Baa2/BBB+	1,872,081
	500	Merrill Lynch & Co., Inc., 1.228%, 11/1/11, FRN (g)	A2/A	458,706
		Morgan Stanley, FRN (g),
	1,000	1.449%, 1/9/14	A2/A	898,768
	1,200	1.611%, 10/15/15	A2/A	1,029,876
		SLM Corp. (g),
	1,000	1.322%, 10/25/11, FRN	Ba1/BBB-	810,686
	1,000	8.45%, 6/15/18	Ba1/BBB-	856,646
	750	Tenneco Automotive, Inc., 8.625%, 11/15/14	Caa2/CCC	543,750
	1,000	Wachovia Bank, 1.396%, 11/3/14, FRN (g)	Aa3/AA-	831,036

				21,963,575

Industrial – 2.2%
	500	Bon-Ton Stores, Inc., 10.25%, 3/15/14	Caa3/CCC	220,000
	250	Dynegy Holdings, Inc., 7.125%, 5/15/18	B3/B	171,250
	500	SemGroup L.P., 8.75%, 11/15/15 (a)(b)(c)(d)	NR/NR	22,500
	931	United Air Lines, Inc., 6.636%, 1/2/24	Ba1/BBB-	698,273
	800	Verso Paper Holdings LLC and Verso Paper, Inc., 9.125%, 8/1/14	B2/B-	376,000

				1,488,023

Total Corporate Bonds & Notes (cost-$24,812,979)				23,451,598

6.30.09	PCM Fund, Inc. Semi-Annual Report	7

PCM Fund, Inc. Schedule of Investments

June 30, 2009 (unaudited) (continued)

Principal Amount (000)			Credit Rating (Moody’s/S&P)	Value
U.S. GOVERNMENT AGENCY SECURITIES (f) – 14.8%
Freddie Mac – 14.8%
	$6,673	0.657%, 4/1/11, FRN	Aaa/AAA	$6,695,561
	3,512	0.703%, 3/9/11, FRN	Aaa/AAA	3,524,914
	4	0.888%, 2/1/11, FRN	Aaa/AAA	3,994

Total U.S. Government Agency Securities (cost-$10,225,309)				10,224,469

REAL ESTATE ASSET-BACKED SECURITIES – 7.7%
	337	Ameriquest Mortgage Securities, Inc., 5.939%, 2/25/33, FRN (d)	Ca/D	26,334
	160	Asset Backed Securities Corp. Home Equity, 3.064%, 6/21/29, FRN	Caa1/NR	18,440
	453	Banc of America Alternative Loan Trust, 6.25%, 1/25/37, CMO	Ca/NR	224,796
		Bear Stearns Alt-A Trust, CMO,
	351	5.471%, 7/25/35, FRN	Ba1/AAA	218,144
	400	5.898%, 5/25/36, VRN	Caa2/CCC	180,715
	951	6.25%, 8/25/36, VRN (g)	Caa2/BB	448,075
	369	Bear Stearns Asset-Backed Securities Trust, 5.50%, 12/25/35, CMO	Caa1/AAA	276,016
	122	CDC Mortgage Capital Trust, 5.409%, 3/25/33, FRN	C/D	2,292
	419	Countrywide Alternative Loan Trust, 6.00%, 11/25/35, CMO	Caa2/B	249,979
	489	Credit Suisse Mortgage Capital Certificates, 5.896%, 4/25/36, CMO	Caa1/BBB+	325,971
	232	CS First Boston Mortgage Securities Corp., 7.00%, 2/25/33, CMO	Aaa/AAA	224,633
	439	First Horizon Alternative Mortgage Securities, 5.388%, 8/25/35, CMO, FRN	B1/AAA	111,013
	319	GSAA Trust, 0.584%, 6/25/35, ABS, FRN	Aa3/AAA	185,788
	80	Keystone Owner Trust, 9.00%, 1/25/29 (a)(c)	Baa3/NR	74,164
	795	Morgan Stanley Mortgage Loan Trust, 5.312%, 1/25/35, CMO, VRN	NR/A	190,418
	1,000	Oakwood Mortgage Investors, Inc., 6.89%, 11/15/32, VRN	C/CCC-	273,385
		Ocwen Residential MBS Corp., CMO, VRN (a)(c),
	440	6.878%, 6/25/39	NR/NR	9,074
	3,050	7.00%, 10/25/40	B3/NR	360,663
	842	Residential Accredit Loans, Inc., 6.00%, 8/25/35, CMO	NR/AAA	586,228
	817	Residential Asset Securitization Trust, 6.00%, 3/25/37, CMO	NR/B	486,648
	68	Structured Asset Investment Loan Trust, 4.814%, 10/25/33, FRN	Caa2/CCC	3,885
	433	TBW Mortgage, 6.00%, 7/25/36, CMO	NR/B	258,573
	1,000	UCFC Manufactured Housing Contract, 7.90%, 1/15/28, VRN	Ca/NR	550,329

Total Real Estate Asset-Backed Securities (cost-$8,063,834)				5,285,563

ASSET-BACKED SECURITIES – 3.8%
	2,706	American Airlines, Inc., 6.817%, 11/23/12	B1/BB-	2,178,330
	557	Northwest Airlines, Inc., 1.535%, 5/20/14, FRN, MBIA	Baa1/BBB+	418,022

Total Asset-Backed Securities (cost-$2,458,187)				2,596,352

MUNICIPAL BONDS & NOTES – 3.3%
Arkansas – 1.0%
	970	Little Rock Municipal Property Owners Multipurpose Improvement Dist., Special Tax, 7.20%, 3/1/32, Ser. B	NR/NR	702,464

Iowa – 0.5%
	345	Dickinson Cnty. Rev., 7.75%, 12/1/12, Ser. B	NR/NR	362,440

8	PCM Fund, Inc. Semi-Annual Report	6.30.09

PCM Fund, Inc. Schedule of Investments

June 30, 2009 (unaudited) (continued)

Principal Amount (000)			Credit Rating (Moody’s/S&P)	Value
Virginia – 0.8%
	$620	Lexington Industrial Dev. Auth. Rev., 8.00%, 1/1/15, Ser. C	NR/NR	$571,863

West Virginia – 1.0%
	960	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A	Baa3/BBB	645,024

Total Municipal Bonds & Notes (cost-$2,826,141)				2,281,791

OTHER BONDS & NOTES – 2.0%
	1,425	Denver Arena Trust, 6.94%, 11/15/19 (a)(c)	NR/NR	1,257,887
	1,856	First International Bank NA, 6.069%, 4/15/26, ABS, FRN (c)	C/NR	75,404
	131	PPM America High Yield CBO Ltd., 2.11%, 6/1/11 (b)(e)	NR/NR	54,998

Total Other Bonds & Notes (cost-$3,306,657)				1,388,289

SHORT-TERM INVESTMENTS – 8.0%
Repurchase Agreements – 3.8%
	2,100	Goldman Sachs, dated 6/30/09, 0.58%, due 7/1/09, proceeds $2,100,034; collateralized by U.S. Treasury Bond, 5.375%, due 2/15/31, valued at $2,136,021 including accrued interest		2,100,000
	541	State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $541,000; collateralized by U.S. Treasury Bills, 0.126%, due 8/27/09, valued at $554,889 including accrued interest		541,000

Total Repurchase Agreements (cost-$2,641,000)				2,641,000

Corporate Notes – 3.5%
Financial Services (g) – 3.5%
	2,000	CIT Group, Inc., 0.759%, 3/12/10, FRN	Ba2/BB-	1,703,752
	750	Citigroup, Inc., 1.004%, 5/18/10, FRN	A3/A	736,658

Total Corporate Notes (cost-$2,456,210)				2,440,410

U.S. Treasury Bills (f) – 0.7%
	470	0.13%, 7/2/09 (cost-$469,999)		469,999

Total Short-Term Investments (cost-$5,567,209)				5,551,409

Total Investments (cost-$174,802,990) – 190.7%				131,354,235

Liabilities in excess of other assets – (90.7)%				(62,483,952)

Net Assets—100%				$68,870,283

6.30.09	PCM Fund, Inc. Semi-Annual Report	9

PCM Fund, Inc. Notes to Schedule of Investments

June 30, 2009 (unaudited) (continued)

Notes to Schedule of Investments:

(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $35,620,571, representing 51.7% of net assets.
(b)	Illiquid security.
(c)	144A Security – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(d)	In default.
(e)	Fair-Valued – Securities with an aggregate value of $111,897, representing 0.2% of net assets have been fair-valued as described in Note 1(a) in the Notes to Financial Statements.
(f)	All or partial amount segregated as collateral for swaps.
(g)	All or partial amount segregated as collateral for reverse repurchase agreements.

Glossary:

ABS	-	Asset-Backed Securities
CBO	-	Collateralized Bond Obligation
CMO	-	Collateralized Mortgage Obligation
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2009.
IO	-	Interest Only
MBIA	-	insured by Municipal Bond Investors Assurance
NR	-	Not Rated
VRN	-	Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on June 30, 2009.

10	PCM Fund, Inc. Semi-Annual Report	6.30.09	See accompanying Notes to Financial Statements

PCM Fund, Inc. Statement of Assets and Liabilities

June 30, 2009 (unaudited)

Assets:
Investments, at value (cost-$174,802,990)	$131,354,235
Cash	3,648
Interest receivable	1,368,869
Unrealized appreciation of swaps	253,065
Receivable from broker	12,014
Receivable for terminated swaps	2,729
Prepaid expenses	12,867
Total Assets	133,007,427

Liabilities:
Payable for reverse repurchase agreements	50,384,010
Payable for terminated swaps	8,184,540
Unrealized depreciation of swaps	1,943,229
Payable for investments purchased	1,679,688
Dividends payable to shareholders	797,891
Premium for swaps sold	680,657
Payable to broker	162,863
Investment management fees payable	77,575
Interest payable for reverse repurchase agreements	29,002
Accrued expenses	197,689
Total Liabilities	64,137,144
Net Assets	$68,870,283

Composition of Net Assets :
Common Stock:
Par value ($0.001 per share, applicable to 11,398,441 shares issued and outstanding)	$11,398
Paid-in-capital in excess of par	153,642,303
Dividends in excess of net investment income	(2,424,211)
Accumulated net realized loss	(37,220,288)
Net unrealized depreciation of investments and swaps	(45,138,919)
Net Assets	$68,870,283
Net Asset Value Per Share	$6.04

See accompanying Notes to Financial Statements	6.30.09	PCM Fund, Inc. Semi-Annual Report	11

PCM Fund, Inc. Statement of Operations

Six months ended June 30, 2009 (unaudited)

Investment Income:
Interest	$4,858,121

Expenses:
Investment management fees	448,590
Interest expense	392,260
Shareholder communications	47,479
Custodian and accounting agent fees	44,288
Audit and tax services	42,806
Legal fees	24,453
Transfer agent fees	16,407
Directors’ fees and expenses	12,704
Miscellaneous	16,123
Net expenses	1,045,110

Net Investment Income	3,813,011

Realized and Change in Unrealized Gain (Loss):
Net realized loss on:
Investments	(1,988,237)
Swaps	(1,104,255)
Net change in unrealized appreciation/depreciation of:
Investments	7,786,304
Swaps	(571,874)
Net realized and change in unrealized gain on investments and swaps	4,121,938
Net Increase in Net Assets Resulting from Investment Operations	$7,934,949

12	PCM Fund, Inc. Semi-Annual Report	6.30.09	See accompanying Notes to Financial Statements

PCM Fund, Inc. Statement of Changes in Net Assets

	Six Months ended June 30, 2009 (unaudited)	Year ended December 31, 2008
Investment Operations:
Net investment income	$3,813,011	$5,505,191
Net realized gain (loss) on investments and swaps	(3,092,492)	5,470,278
Net change in unrealized appreciation/depreciation of investments and swaps	7,214,430	(60,577,934)
Net increase (decrease) in net assets resulting from investment operations	7,934,949	(49,602,465)
Dividends to Shareholders from net investment income	(4,783,747)	(13,069,472)

Capital Share Transactions:
Reinvestment of dividends	147,443	151,216
Total increase (decrease) in net assets	3,298,645	(62,520,721)

Net Assets:
Beginning of period	65,571,638	128,092,359
End of period (including dividends in excess of net investment income of $(2,424,211) and $(1,453,475), respectively)	$68,870,283	$65,571,638

Shares Issued in reinvestment of dividends	24,489	18,269

See accompanying Notes to Financial Statements	6.30.09	PCM Fund, Inc. Semi-Annual Report	13

PCM Fund, Inc. Statement of Cash Flows

Six months ended June 30, 2009 (unaudited)

Decrease in Cash from:

Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$7,934,949
Adjustments to reconcile net increase in net assets resulting from investments operations to net cash provided by operating activities:
Purchases of long-term investments	(41,050,859)
Proceeds from sales of long-term investments	30,919,234
Sales of short-term portfolio investments, net	12,345,756
Net change in unrealized appreciation/depreciation of investments and swaps	(7,214,430)
Net realized loss on investments and swaps	3,044,438
Net amortization on investments	(998,785)
Decrease in interest receivable	212,849
Increase in receivable from broker	(12,014)
Decrease in payable to broker for collateral	(5,460,000)
Decrease in receivable for principal paydown	7,142
Increase in prepaid expenses	(10,795)
Decrease in interest payable for reverse repurchase agreements	(52,319)
Periodic and termination payments of swaps, net	652,927
Increase in investment management fees payable	3,583
Increase in accrued expenses	40,055
Net cash provided by operating activities	361,731

Cash Flows used for Financing Activities:
Increase in reverse repurchase agreements	4,141,510
Cash dividends paid (excluding reinvestment of dividends of $147,443)	(7,363,346)
Net cash used for financing activities	(3,221,836)
Net decrease in cash	(2,860,105)
Cash at beginning of period	2,863,753
Cash at end of period	$3,648
The	Fund paid $444,579 in cash for interest primarily on reverse repurchase agreements.

14	PCM Fund, Inc. Semi-Annual Report	6.30.09	See accompanying Notes to Financial Statements

PCM Fund, Inc. Notes to Financial Statements

June 30, 2009 (unaudited)

1. Organization and Significant Accounting Policies

PCM Fund, Inc. (the “Fund”) commenced operations on September 2, 1993. The Fund is registered under the Investment Company Act of 1940 as amended (the “Act”), as a closed-end, non-diversified, management investment company and is organized as a Maryland corporation. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s investment manager and is an indirect, wholly-owned subsidiary of Allianz Global of America LP (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.001 par value per share of common stock authorized.

The Fund’s primary investment objective is to achieve high current income by investing in a portfolio comprised primarily of commercial mortgage-backed securities. These securities are fixed income instruments representing an interest in mortgage loans on commercial real estate properties such as office buildings, shopping malls, hotels, apartment buildings, nursing homes and industrial properties. Capital gains from the disposition of investments is a secondary objective of the Fund.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimated.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Directors, or persons acting at their discretion pursuant to procedures established by the Board of Directors, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments, including over-the-counter options, are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange-traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements. The Fund’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

6.30.09	PCM Fund, Inc. Semi-Annual Report	15

PCM Fund, Inc. Notes to Financial Statements

June 30, 2009 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurement

The Fund has adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of the fair value measurements. Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy under FAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access
•	Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges
•	Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Funds have adopted FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability have Significantly Decreased and Identifying Transactions that are not Orderly” (“FAS 157-4”).

FAS 157-4 provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement. FAS 157-4 emphasizes that even if there has been a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used, the objective of a fair value measurement remains the same.

An investment asset or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the six months ended June 30, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the fair value technique of multi-dimensional relational pricing models.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16	PCM Fund, Inc. Semi-Annual Report	6.30.09

PCM Fund, Inc. Notes to Financial Statements

June 30, 2009 (unaudited)

1. Organization and Significant Accounting Policies (continued)

A summary of the inputs used as of June 30, 2009, in valuing the Fund’s assets and liabilities is listed below by industry, country or investment types, for more detail on the Total Investment in Securities please refer to the Fund’s Schedule of Investments:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 6/30/2009
Investments in Securities – Assets
Mortgaged-Backed Securities	—	$80,517,865	$56,899	$80,574,764
Corporate Bonds & Notes	—	22,753,325	698,273	23,451,598
U.S. Government Agency Securities	—	10,224,469	—	10,224,469
Real Estate Asset-Backed Securities	—	5,285,563	—	5,285,563
Asset-Backed Securities	—	2,178,330	418,022	2,596,352
Municipal Bonds & Notes	—	2,281,791	—	2,281,791
Other Bonds & Notes	—	1,333,291	54,998	1,388,289
Short-Term Investments	—	5,551,409	—	5,551,409

Total Investments in Securities – Assets	—	$130,126,043	$1,228,192	$131,354,235

Investments in Securities – Liabilities
Other Financial Instruments*	—	(1,690,164)	—	(1,690,164)

Total Investments in Securities	—	$128,435,879	$1,228,192	$129,664,071

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) at June 30, 2009, were as follows:

	Beginning Balance 12/31/2008	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Total Change in Unrealized Gain (Loss)	Transfers in and/or out of Level 3	Ending Balance 6/30/2009
Investments in Securities – Assets
Mortgaged-Backed Securities	$74,899	$(17,220)	$(96)	$(118)	$(566)	$—	$56,899
Corporate Bonds & Notes	—	(20,428)	—	—	155,556	563,145	698,273
Asset-Backed Securities	—	440,316	883	—	(23,177)	—	418,022
Other Bonds & Notes	84,541	(6,612)	4,440	1,274	(28,645)	—	54,998

Total Investments in Securities – Assets	$159,440	$396,056	$5,227	$1,156	$103,168	$563,145	$1,228,192

Investments in Securities – Liabilities
Other Financial Instruments*	$1,024,699	$(1,024,699)	$—	$—	$—	$—	$—

Total Investments in Securities	$1,184,139	$(628,643)	$5,227	$1,156	$103,168	$563,145	$1,228,192

Realized gain (loss) and change in unrealized appreciation/depreciation is recorded on the Statement of Operations.

*	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as swap agreements, which are valued at the unrealized appreciation/depreciation on the instrument.

6.30.09	PCM Fund, Inc. Semi-Annual Report	17

PCM Fund, Inc. Notes to Financial Statements

June 30, 2009 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest, respectively, to interest income over the lives of the respective securities using the effective interest method. Paydown gains and losses on mortgage related and other asset-backed securities are recorded as interest income on the Statement of Operations.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

The Fund has applied FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund’s management has determined that its evaluation of the Interpretation has resulted in no material impact to the Fund’s financial statements at June 30, 2009. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Fund declares dividends from net investment income monthly to shareholders. Distributions of net realized capital gains, if any, are paid annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment, temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(f) Repurchase Agreements

The Fund may enter into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(g) Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least

18	PCM Fund, Inc. Semi-Annual Report	6.30.09

PCM Fund, Inc. Notes to Financial Statements

June 30, 2009 (unaudited)

1. Organization and Significant Accounting Policies (continued)

equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBSs involves one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” class and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(i) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(j) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank, whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Fund.

6.30.09	PCM Fund, Inc. Semi-Annual Report	19

PCM Fund, Inc. Notes to Financial Statements

June 30, 2009 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(k) Interest Expense

Interest expense relates to the Fund’s liability in connection with reverse repurchase agreements. Interest expense is recorded as it is incurred.

(l) Credit-Linked Trust Certificates

Credit-linked trust certificates are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another fixed income market.

Similar to an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests.

2. Principal Risk

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The main risks from derivative instruments are interest rate, market price and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

The Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The market values of equity securities, such as common stocks and preferred stocks or equity-related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments.

20	PCM Fund, Inc. Semi-Annual Report	6.30.09

PCM Fund, Inc. Notes to Financial Statements

June 30, 2009 (unaudited)

2. Principal Risk (continued)

The Fund’s Sub-Adviser, Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”), seeks to minimize credit risks to the Fund by performing reviews of each counterparty. All transactions in listed securities are settled/ paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, amount other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Fund is also governed by Master Repurchase Agreements (“Master Repo Agreements”) between the Fund and select counterparties. The Master Repo Agreements maintain provision for, initiation, income payments, events of default, and maintenance of collateral.

The credit risk associated with favorable contracts is reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to credit risk subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3. Market and Credit Risk

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (“SIPA”) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Fund had select holdings, credit default swap agreements, securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, securities and derivatives transactions associated with Lehman Brothers as counterparty, have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as receivable from broker and payable to broker on the Statement of Assets and Liabilities and net realized gain (loss) on the Statement of Operations. These amounts are based on Investment Manager’s legal interpretation under its netting agreements and recoverability estimates and may differ significantly from the amount which might ultimately be realized or paid. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as

6.30.09	PCM Fund, Inc. Semi-Annual Report	21

PCM Fund, Inc. Notes to Financial Statements

June 30, 2009 (unaudited)

3. Market and Credit Risk (continued)

referenced entity. These recovery rates as well as the current value of senior Lehman bonds, have been utilized in determining estimated recovery values for certain holdings. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met.

The Sub-Adviser has delivered notices of default and in some cases, claim notices, to certain entities of Lehman Brothers in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, the Sub-Adviser has terminated the trades and has obtained quotations from brokers for replacement trades.

4. Financial Derivative Instruments

The FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133, (“FAS 161”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. The Fund reflects derivatives at fair value and recognize changes in fair value through the statement of operations, and such do not qualify for FAS 161 hedge accounting treatment.

(a) Option Transactions

The Fund may purchase and write (sell) put and call options on securities for hedging purposes, risk management purposes or as part of its investment strategies. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written by the Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written by the Fund is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value.

(b) Swap Agreements

Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

22	PCM Fund, Inc. Semi-Annual Report	6.30.09

PCM Fund, Inc. Notes to Financial Statements

June 30, 2009 (unaudited)

4. Financial Derivative Instruments (continued)

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations

6.30.09	PCM Fund, Inc. Semi-Annual Report	23

PCM Fund, Inc. Notes to Financial Statements

June 30, 2009 (unaudited)

4. Financial Derivative Instruments (continued)

in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect. Credit-default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed later in the Notes (see 6(a)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2009 for which the Fund is the seller of protection are disclosed later in the Notes (see 6(a)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a

24	PCM Fund, Inc. Semi-Annual Report	6.30.09

PCM Fund, Inc. Notes to Financial Statements

June 30, 2009 (unaudited)

4. Financial Derivative Instruments (continued)

floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Fair Value of Derivative Instruments as of June 30, 2009

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Location	Credit Contracts	Total
Asset Derivatives
Unrealized appreciation on swaps	$253,065	$253,065

Total Asset Derivatives	$253,065	$253,065

Liability Derivatives
Unrealized depreciation on swaps	$(1,943,229)	$(1,943,229)

Total Liability Derivatives	$(1,943,229)	$(1,943,229)

The Effect of Derivative Instruments on the Statement of Operations for the six months ended June 30, 2009:

Location	Interest Rate Contracts	Credit Contracts	Total
Realized Gain (Loss) on:
Swaps	$1,017,814	$(2,122,069)	$(1,104,255)

Total Realized Gain (Loss)	$1,017,814	$(2,122,069)	$(1,104,255)

Net change in unrealized appreciation (depreciation) of:
Swaps	$452,826	$(1,024,700)	$(571,874)

Total change in unrealized appreciation (depreciation)	$452,826	$(1,024,700)	$(571,874)

The volumes indicated in the Credit Default Swap agreements table is indicative of the amounts throughout the period.

5. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.80% of the Fund’s average daily total managed assets. Total managed assets refers to the total assets of the Fund (including assets attributable to any reverse repurchase agreements and borrowings), minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC (the “Sub-Adviser”), to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager and not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

6. Investments in Securities

For the six months ended June 30, 2009, purchases and sales of investments, other than short-term securities and U.S. government obligations were $27,645,426 and $24,007,518, respectively. Purchases and sales in U.S. Government obligations were $13,522,139 and $3,308,920, respectively.

6.30.09	PCM Fund, Inc. Semi-Annual Report	25

PCM Fund, Inc. Notes to Financial Statements

June 30, 2009 (unaudited)

6. Investments in Securities (continued)

(a) Credit default swap agreements:

Sell protection swap agreements outstanding at June 30, 2009(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)(3)	Credit Spread(2)	Termination Date	Payments Received by Fund	Market Value(4)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Barclays Bank:
CIT Group	$3,000	16.24%	3/20/14	6.80%	$(734,980)	$—	$(734,980)
BNP Paribas:
General Electric	1,000	4.34%	12/20/13	4.70%	14,657	—	14,657
Citigroup:
American Express	1,700	2.34%	12/20/13	4.25%	129,929	—	129,929
SLM	1,000	8.25%	12/20/13	5.00%	(103,622)	(157,500)	53,878
Credit Suisse First Boston:
Home Equity Index	837	25.08%	7/25/45	0.18%	(257,284)	(37,657)	(219,627)
Deutsche Bank:
American International Group	2,000	16.02%	3/20/13	2.10%	(680,584)	—	(680,584)
CIT Group	1,000	16.48%	12/20/13	5.00%	(290,118)	(265,000)	(25,118)
General Electric	700	4.34%	12/20/13	4.70%	10,260	—	10,260
SLM	1,000	8.25%	12/20/13	5.00%	(103,623)	(122,500)	18,877
SLM	3,000	7.25%	3/20/19	5.35%	(282,920)	—	(282,920)
Merrill Lynch & Co.:
SLM	700	8.25%	12/20/13	5.00%	(72,536)	(98,000)	25,464

					$(2,370,821)	$(680,657)	$(1,690,164)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at June 30, 2009 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

26	PCM Fund, Inc. Semi-Annual Report	6.30.09

PCM Fund, Inc. Notes to Financial Statements

June 30, 2009 (unaudited)

6. Investments in Securities (continued)

(b) The weighted average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 2009 was $50,955,117 at a weighted average interest rate of 1.52%. The total market value of underlying collateral (refer to the Schedule of Investments for positions segregated as collateral for reverse repurchase agreements) for open reverse repurchase agreements at June 30, 2009 was $68,046,419. Open reverse repurchase agreements at June 30, 2009 were:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Bank of America:	2.31%	6/22/09	7/22/09	$2,487,436	$2,486,000
Barclays Bank:	0.80%	6/3/09	7/2/09	7,879,900	7,875,000
	0.80%	6/5/09	7/6/09	7,935,582	7,931,000
	1.57%	6/12/09	7/13/09	1,696,404	1,695,000
	1.57%	6/22/09	7/22/09	5,212,045	5,210,000
Credit Suisse:	0.80%	6/4/09	7/6/09	1,262,757	1,262,000
	0.80%	6/17/09	7/17/09	2,428,508	2,427,753
	1.50%	6/17/09	7/17/09	8,874,431	8,869,257
	1.55%	6/12/09	7/13/09	5,223,269	5,219,000
JPMorgan:	1.60%	6/15/09	7/15/09	2,037,448	2,036,000
	1.60%	6/17/09	7/17/09	2,246,397	2,245,000
	1.60%	6/25/09	7/29/09	3,128,834	3,128,000

					$50,384,010

The Fund received $695,372 in U.S. government agency securities as collateral for reverse repurchase agreements.

7. Income Tax Information

The cost basis of portfolio securities of $174,802,990 is substantially the same for both federal income tax purposes. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $2,712,876; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $46,161,631; net unrealized depreciation for federal income tax purposes is $43,448,755.

8. Subsequent Dividend Declarations

On July 1, 2009, a dividend of $0.07 per share was declared to shareholders payable August 3, 2009 to shareholders of record on July 13, 2009.

On August 3, 2009, a dividend of $0.07 per share was declared to shareholders payable September 1, 2009 to shareholders of record on August 13, 2009.

9. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager, the Sub-Adviser, and certain of their affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the

6.30.09	PCM Fund, Inc. Semi-Annual Report	27

PCM Fund, Inc. Notes to Financial Statements

June 30, 2009 (unaudited)

9. Legal Proceedings (continued)

same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager, the Sub-Adviser, or their affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date hereof.

10. Subsequent Events

The Fund has adopted FASB Statement of Financial Accounting Standard No. 165, “Subsequent Events” (“FAS 165”). Subsequent events are events or transactions that occur after the balance sheet date but before financial statements are issued or are available to be issued.

The objective of FAS 165 is to establish principles and requirements for subsequent events. In particular, FAS 165 sets forth:

a. The period after the balance sheet date during which management of a reporting entity shall evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements.

b. The circumstances under which an entity shall recognize events or transactions occurring after the balance sheet date in its financial statements.

c. The disclosures that an entity shall make about events or transactions that occurred after the balance sheet date.

Fund management had determined there were no subsequent events following the fiscal year ended June 30, 2009 through August 24, 2009, the date the financial statements were available to be issued.

28	PCM Fund, Inc. Semi-Annual Report	6.30.09

PCM Fund, Inc. Financial Highlights

For a share of common stock outstanding throughout each period:

	Six Months ended June 30, 2009 (unaudited)		Year ended December 31,
			2008	2007	2006	2005	2004
Net asset value, beginning of period	$5.77		$11.28	$11.85	$11.94	$12.49	$12.53
Investment Operations:
Net investment income (1)	0.34		0.48	0.80	0.90	0.98	1.01
Net realized and change in unrealized gain (loss) on investments, futures contracts and swaps	0.35		(4.84)	(0.48)	0.14	(0.40)	0.08
Total from investment operations	0.69		(4.36)	0.32	1.04	0.58	1.09
Dividends to Shareholders from Net investment income	(0.42)		(1.15)	(0.89)	(1.13)	(1.13)	(1.13)
Net asset value, end of period	$6.04		$5.77	$11.28	$11.85	$11.94	$12.49
Market price, end of period	$6.20		$6.13	$10.25	$14.40	$14.03	$13.17
Total Investment Return (2)	9.07%		(30.79)%	(23.17)%	11.17%	15.40%	(1.62)%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000)	$68,870		$65,572	$128,092	$134,259	$134,792	$140,267
Ratio of expenses to average net assets, including interest expense (3)	1.86	%*	4.22%	4.03%	3.69%	2.77%	1.75%
Ratio of expenses to average net assets, excluding interest expense	1.16	%*	1.67%	1.08%	1.03%	1.07%	1.00%
Ratio of net investment income to average net assets	6.80	%*	5.24%	6.94%	7.64%	8.00%	8.09%
Portfolio turnover	28%		23%	17%	21%	8%	24%

*	Annualized.
(1)	Calculated on average of shares outstanding.
(2)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.
(3)	Interest expense relates to investments in reverse repurchase agreement transactions.

See accompanying Notes to Financial Statements	6.30.09	PCM Fund, Inc. Semi-Annual Report	29

PCM Fund, Inc. Matters Relating to the Directors’ Consideration of the Investment

Management and Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940, as amended, requires that both the full Board of Directors (the “Directors”) and a majority of the non-interested Directors (the “Independent Directors”), voting separately, approve the Fund’s Management Agreements with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”) between the Investment Manager and the Sub-Adviser. The Directors met in person on June 16-17, 2009 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Directors were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Directors, including a majority of the Independent Directors, concluded that the continuation of the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2009.

In connection with their deliberations regarding the continuation of the Agreements, the Directors, including the Independent Directors, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Directors considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreements.

In connection with their contract review meeting, the Directors received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Fund for various time periods, the investment performance of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Lipper and the performance of applicable benchmark indices, (ii) information provided by Lipper on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, (iv) the profitability to the Investment Manager and the Sub-Adviser from their relationship with the Fund for the one year period ended March 31, 2009, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Directors’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Directors and were not the result of any single factor. Some of the factors that figured particularly in the Directors’ deliberations are described below, although individual Directors may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Directors examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation,

30	PCM Fund, Inc. Semi-Annual Report	6.30.09

PCM Fund, Inc. Matters Relating to the Directors’ Consideration of the Investment

Management and Portfolio Management Agreements (unaudited)

financial condition and operational stability. Based on the foregoing, the Directors concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Lipper, the Directors also reviewed the Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper. In the course of their deliberations, the Directors took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Directors considered, among other information, the Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper.

The Directors specifically took note of how the Fund compared to its Lipper peers as to performance, management fee expense and total expenses. The Directors noted that the Investment Manager had provided a memorandum containing comparative information on the performance and expenses information of the Fund compared to the its Lipper peer categories. The Directors noted that while the Fund is not charged a separate administration fee, it was not clear whether the peer funds in the Lipper categories were charged such a fee by their investment managers.

For the one-year, three-year, five-year, and ten-year periods ended March 31, 2009, the Fund has had performance in the fifth quintile. The Fund is ranked fifth out of 6 funds in its expense peer group for actual management fees and last for actual total expenses. However, the Directors noted that as of May 31, 2009, the Fund’s performance moved into the first and second quintiles for the 3-months and year-to-date periods, respectively. At the request of the Directors, the Investment Manager and Sub-Adviser agreed to provide performance information related to the Fund on a monthly basis.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding the Agreement, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts to continue to improve the Fund’s investment performance. The Directors agreed to reassess the services provided by the Investment Manager and Sub-Adviser under the Agreements in light of the Fund’s ongoing performance at each quarterly Board meeting.

Because the Sub-Adviser does not manage any funds or institutional separate accounts with investment strategies similar to the Fund, the Directors did not consider the management fees charged by the Sub-Adviser to other clients.

Based on a profitability analysis provided by the Investment Manager, the Directors also considered the profitability of the Investment Manager and the Sub-Adviser from their relationship with the Fund and determined that such profitability was not excessive.

The Directors also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Directors did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Directors considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Directors concluded with respect to the Fund, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser.

6.30.09	PCM Fund, Inc. Semi-Annual Report	31

PCM Fund, Inc. Annual Shareholder Meeting Results/

Proxy Voting Policies & Procedures/

Changes to the Fund’s Investment Policies (unaudited)

Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on April 14, 2009. Shareholders voted to re-elect Paul Belica and Robert E. Connor and newly elect Diana L. Taylor as Directors as indicated below:

	Affirmative	Withheld Authority
Re-election of Paul Belica — Class III Director to serve until 2012	10,142,578	385,411
Re-election of Robert E. Connor — Class III Director to serve until 2012	10,153,049	374,940
Election of Diana L. Taylor* — Class I Director to serve until 2010	10,163,311	364,677

Messrs. John C. Maney**, Hans W. Kertess, William B. Ogden, IV and R. Peter Sullivan III continue to serve as Directors of the Fund.

*	In May 2008, Diana L. Taylor was appointed to serve as a Director of the Fund.
**	Mr. Maney is an Interested Director of the Fund.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov

Changes to the Fund’s Investment Policies

Commercial mortgage-backed securities. Effective April 6, 2009, the Fund’s non-fundamental investment policy regarding its minimum investment in commercial mortgage-backed securities (“CMBS”) has been revised such that the Fund’s policy is now to normally invest at least 50% of its total assets in CMBS (rather than a minimum of 65% as under the prior policy). The Board of Directors approved the change based on a recommendation from AGIFM and the Fund’s sub-adviser that this change is in the best interests of the Fund and the Fund’s shareholders. In light of the ongoing adverse market conditions, the reduction in the Fund’s minimum investment in CMBS allows the Fund additional flexibility to invest a greater portion of its portfolio in other asset classes, including high-quality securities such as agency-guaranteed mortgage-backed securities and potentially investment-grade corporate debt securities.

Preferred Stock and Convertible Securities: Conversion to Common Stock. The Fund may invest in preferred stock and convertible securities, and these securities may allow for conversion into common stock. Effective April 6, 2009, the Fund’s investment policies are revised to make explicit that the Fund may hold common stock received from conversion of other portfolio securities, such that common stocks may represent up to 20% of the Fund’s total assets. The Board of Directors formally approved of this policy based on a recommendation from AGIFM and PIMCO that having the ability to hold common stock under these circumstances would be in the best interest of the Fund and the Fund’s shareholders. PIMCO believes it is in the best interests of the Fund to have the flexibility to participate in such conversions and to hold common stock received in such conversions until adequate value can be realized or it otherwise deems it appropriate to dispose of common stock holdings.

Holding common stock involves risks different from or in addition to the risks associated with debt instruments. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably.

32	PCM Fund, Inc. Semi-Annual Report	6.30.09

PCM Fund, Inc. Annual Shareholder Meeting Results/

Proxy Voting Policies & Procedures/

Changes to the Fund’s Investment Policies (unaudited)

The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or sector, or in a number of different industries or sectors, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates, adverse circumstances involving the credit markets, periods of relative illiquidity, volatility, and perceived or actual instability in the banking and financial service sectors. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Equity securities generally have greater price volatility and usually produce lower yields than bonds and other debt securities.

6.30.09	PCM Fund, Inc. Semi-Annual Report	33

Directors	Fund Officers
Hans W. Kertess Chairman of the Board of Directors	Brian S. Shlissel President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna Treasurer, Principal Financial & Accounting Officer
Robert E. Connor
John C. Maney	Thomas J. Fuccillo Vice President, Secretary & Chief Legal Officer
William B. Ogden, IV
R. Peter Sullivan III	Scott Whisten Assistant Treasurer
Diana L. Taylor
Richard J. Cochran Assistant Treasurer

Youse E. Guia Chief Compliance Officer

Kathleen A. Chapman Assistant Secretary

Lagan Srivastava Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

PNC Global Investment Servicing

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106-2797

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of PCM Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

On April 21, 2009, the Fund submitted CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

ITEM 2.	CODE OF ETHICS

Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required in this filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies

None

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12.	EXHIBITS

(a) Exhibit 99.302 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PCM Fund, Inc.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Chief Executive Officer

Date: August 27, 2009

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: August 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Chief Executive Officer

Date: August 27, 2009

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: August 27, 2009